Exhibit 99.1

PGi Reports Third Quarter 2010 Results: Revenues $142.3M, Non-GAAP Diluted EPS from Continuing Operations $0.18*

PGi Driving for Growth as a Pure Play Virtual Meetings Company

ATLANTA--(BUSINESS WIRE)--October 21, 2010--Premiere Global Services, Inc. (NYSE: PGI), a global software and services company that enables real-time, virtual group meetings, today announced results for the third quarter ended September 30, 2010.

Consolidated net revenues totaled $142.3 million in the third quarter of 2010, including $109.5 million from the company’s PGiMeet solutions. In the third quarter of 2010, diluted EPS from continuing operations was $0.06, and non-GAAP diluted EPS from continuing operations was $0.18.*

In the third quarter of 2009, consolidated net revenues totaled $148.0 million, including $111.4 million from the company’s PGiMeet solutions, diluted EPS from continuing operations was ($0.08), and non-GAAP diluted EPS from continuing operations was $0.20.* Results for 2009 are adjusted to reflect the company’s email marketing business as discontinued operations.

“While operating through a challenging global economy, we’ve spent the past year focusing and streamlining our organization to position PGi for growth and improved profitability,” said Boland T. Jones, PGi founder, chairman and CEO. “We remain very excited about our future – with a growing market opportunity, a new suite of proprietary, next generation meetings solutions and a singular focus on becoming the best virtual meetings company in the world.”

Nine Month Results

Consolidated net revenues totaled $433.2 million in the nine months ended September 30, 2010, including $332.9 million from the company’s PGiMeet solutions. In the first nine months of 2010, diluted EPS from continuing operations totaled $0.27, and non-GAAP diluted EPS from continuing operations was $0.56.*

In the nine months ended September 30, 2009, consolidated net revenues totaled $457.0 million, including $346.0 million from the company’s PGiMeet solutions. In the first nine months of 2009, diluted EPS from continuing operations totaled $0.26, and non-GAAP diluted EPS from continuing operations was $0.72.*

Fourth Quarter 2010 Financial Outlook

The following statements are based on PGi’s current expectations. These statements contain forward-looking statements and company estimates, and actual results may differ materially. The company assumes no duty to update any forward-looking statements made in this press release.

This afternoon, PGi announced the completed sale of its PGiSend messaging business. In the fourth quarter of 2010, results from the company’s PGiSend business will be included in discontinued operations. (See Appendixes A and B for historical pro forma results from continuing operations, excluding the PGiSend business.)

Based on current trends and foreign currency exchange rates, the company anticipates revenue from continuing operations in the fourth quarter of 2010 will be in the range of $107-$109 million, and non-GAAP diluted EPS from continuing operations will be in the range of $0.09-$0.11*, including marketing and advertising costs associated with the launch of its new virtual meetings solutions.

PGi will host a conference call this afternoon at 5:00 p.m., Eastern Time, to discuss these results. To participate in the call, please dial-in to the appropriate number 5-10 minutes prior to the scheduled start time: (800) 926-7061 (U.S. and Canada) or (913) 981-5518 (International). The conference call will simultaneously be webcast. Please visit www.pgi.com for webcast details and conference call replay information, as well as the webcast archive and the text of the earnings release, including the financial and statistical information to be presented during the call.

* Non-GAAP Financial Measures

To supplement the company’s consolidated financial statements presented in accordance with GAAP, we have included the following non-GAAP measures of financial performance: non-GAAP operating income, non-GAAP net income from continuing operations, non-GAAP diluted net income per share (EPS) from continuing operations and organic growth. The company has also included these non-GAAP measures, as well as consolidated net revenues, segment net revenues and certain solutions revenue, on a constant currency basis. Management uses these measures internally as a means of analyzing the company’s current and future financial performance and identifying trends in our financial condition and results of operations. We have provided this information to investors to assist in meaningful comparisons of past, present and future operating results and to assist in highlighting the results of ongoing core operations. Please see the table attached for calculation of these non-GAAP financial measures and for reconciliation to the most directly comparable GAAP measures. These non-GAAP financial measures may differ materially from comparable or similarly titled measures provided by other companies and should be considered in addition to, not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP.

About Premiere Global Services, Inc. │ PGi

PGi is a global software and services company that enables real-time, virtual meetings. For almost 20 years, we have innovated technologies to empower people to connect, collaborate and come together in more enjoyable and productive ways. Every month, we bring together over 15 million people in nearly 4 million virtual meetings. Headquartered in Atlanta, PGi has a presence in 24 countries worldwide and an established base of greater than 30,000 customers, including 75% of the Fortune 100. For more information, visit us at www.pgi.com.

Statements made in this press release, other than those concerning historical information, should be considered forward-looking and subject to various risks and uncertainties. Such forward-looking statements are made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and are made based on management’s current expectations or beliefs as well as assumptions made by, and information currently available to, management. A variety of factors could cause actual results to differ materially from those anticipated in Premiere Global Services, Inc.’s forward-looking statements, including, but not limited to, the following factors: competitive pressures, including pricing pressures; technological changes; the development of alternatives to our services; general domestic and international economic, business or political conditions; risks associated with challenging global economic conditions or a prolonged recession, including customer consolidations, restructuring, bankruptcies or payment defaults; market acceptance of our new services and enhancements, including iMeet®; our ability to complete acquisitions and successfully integrate acquired operations; concerns regarding the security of sending information over the Internet and public networks; our ability to upgrade our equipment or increase our network capacity; service interruptions; our dependence on telecommunications supply agreements; increased financial leverage; our dependence on our subsidiaries for cash flow; future write-downs of goodwill or other intangible assets; assessments of income, sales and other taxes for which we have not accrued; our ability to attract and retain key personnel; our ability to protect our proprietary technology and intellectual property rights; our ability to successfully manage the impact of the divestiture of our PGiSend business, including any financial impact from the loss of PGiSend revenue or earnings; possible adverse results of pending or future litigation or infringement claims; federal, state or international legislative or regulatory changes, including further government regulations applicable to traditional telecommunications service providers; risks associated with international operations and fluctuations in currency exchange rates; changes in and the successful execution of restructuring and cost reduction initiatives and the market reaction thereto and other factors described from time to time in our press releases, reports and other filings with the SEC, including but not limited to the “Risk Factors” sections of our Annual Report on Form 10-K for the year ended December 31, 2009 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2010. All forward-looking statements attributable to us or a person acting on our behalf are expressly qualified in their entirety by this cautionary statement.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
	(Unaudited)		(Unaudited)

Net revenues	$142,254	$148,002	$433,245	$457,017
Operating expenses:
Cost of revenues (exclusive of depreciation and amortization shown separately below)	60,970	64,471	183,619	195,469
Selling and marketing	33,253	34,540	105,295	107,255
General and administrative (exclusive of expenses shown separately below)	16,626	16,655	49,732	48,514
Research and development	4,861	4,575	14,348	12,558
Excise and sales tax expense	-	-	439	-
Depreciation	9,817	9,458	29,692	27,180
Amortization	1,681	2,515	5,839	8,272
Restructuring costs	4,997	13,304	8,183	19,585
Asset impairments	489	3,615	2,431	3,615
Net legal settlements and related expenses	83	51	275	212
Acquisition-related costs	-	41	316	612
Total operating expenses	132,777	149,225	400,169	423,272

Operating income (loss)	9,477	(1,223)	33,076	33,745

Other (expense) income:
Interest expense	(3,183)	(3,286)	(10,306)	(11,077)
Unrealized gain on change in fair value of interest rate swaps	254	786	1,228	2,872
Interest income	38	86	109	266
Other, net	(1,064)	(220)	(1,235)	(310)
Total other expense	(3,955)	(2,634)	(10,204)	(8,249)

Income (loss) from continuing operations before income taxes	5,522	(3,857)	22,872	25,496
Income tax expense	1,712	699	7,090	10,279
Net income (loss) from continuing operations	3,810	(4,556)	15,782	15,217

Loss on discontinued operations, net of taxes	-	(8,060)	-	(9,824)

Net income (loss)	$3,810	$(12,616)	$15,782	$5,393

BASIC WEIGHTED-AVERAGE SHARES OUTSTANDING	58,548	59,049	58,380	58,907

Basic net income (loss) per share
Continuing operations	$0.07	$(0.08)	$0.27	$0.26
Discontinued operations	-	(0.14)	-	(0.17)
Net income (loss) per share	$0.07	$(0.21)	$0.27	$0.09

DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING	58,898	59,049	58,737	59,457

Diluted net income (loss) per share
Continuing operations	$0.06	$(0.08)	$0.27	$0.26
Discontinued operations	-	(0.14)	-	(0.17)
Net income (loss) per share	$0.06	$(0.21)	$0.27	$0.09

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	September 30,	December 31,
	2010	2009
	(Unaudited)
ASSETS
CURRENT ASSETS
Cash and equivalents	$47,319	$41,402
Accounts receivable (less allowances of $1,484 and $1,702, respectively)	94,882	89,906
Prepaid expenses and other current assets	15,389	10,735
Deferred income taxes, net	7,132	7,261
Total current assets	164,722	149,304

PROPERTY AND EQUIPMENT, NET	139,292	137,235

OTHER ASSETS
Goodwill	354,145	354,609
Intangibles, net of amortization	18,798	24,840
Deferred income taxes, net	3,697	2,703
Restricted cash	111	103
Other assets	12,169	9,432
TOTAL ASSETS	$692,934	$678,226

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$45,489	$51,502
Income taxes payable	4,505	4,507
Accrued taxes, other than income taxes	6,988	6,947
Accrued expenses	26,336	28,543
Current maturities of long-term debt and capital lease obligations	7,792	3,596
Accrued restructuring costs	8,339	7,765
Total current liabilities	99,449	102,860

LONG-TERM LIABILITIES
Long-term debt and capital lease obligations	257,089	262,927
Accrued restructuring costs	4,004	5,392
Accrued expenses	19,632	17,133
Deferred income taxes, net	8,708	8,872
Total long-term liabilities	289,433	294,324

SHAREHOLDERS' EQUITY
Common stock, $0.01 par value; 150,000,000 shares authorized, 60,407,208 and 59,392,311 shares issued and outstanding, respectively	604	594
Additional paid-in capital	550,099	544,896
Notes receivable, shareholder	(1,895)	(1,814)
Accumulated other comprehensive gain	8,313	6,217
Accumulated deficit	(253,069)	(268,851)
Total shareholders' equity	304,052	281,042
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$692,934	$678,226

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Nine Months Ended
	September 30,
	2010	2009
	(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$15,782	$5,393
Loss from discontinued operations, net of taxes	-	9,824
Net income from continuing operations	15,782	15,217
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	29,692	27,180
Amortization	5,839	8,272
Amortization of debt issuance costs	667	455
Write-off of unamortized debt issuance costs	161	-
Net legal settlements and related expenses	275	212
Payments for legal settlements and related expenses	(213)	-
Deferred income taxes, net of effect of acquisitions	(1,228)	(4,468)
Restructuring costs	8,183	19,585
Payments for restructuring costs	(8,823)	(4,790)
Asset impairments	2,431	3,615
Equity-based compensation	7,194	8,324
Excess tax benefits from share-based payment arrangements	(2)	(311)
Unrealized gain on change in fair value of interest rate swaps	(1,228)	(2,872)
Provision for doubtful accounts	1,110	707
Changes in working capital	(10,731)	(484)
Net cash provided by operating activities from continuing operations	49,109	70,642
Net cash used in operating activities from discontinued operations	-	(2,251)
Net cash provided by operating activities	49,109	68,391

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(30,512)	(32,100)
Other investing activities	(210)	101
Business acquisitions, net of cash acquired	(491)	(8,151)
Net cash used in investing activities from continuing operations	(31,213)	(40,150)
Net cash used in investing activities from discontinued operations	-	(2,616)
Net cash used investing activities	(31,213)	(42,766)

CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments under borrowing arrangements	(120,605)	(167,207)
Proceeds from borrowing arrangements	110,844	153,316
Payment of debt issuance costs	(1,165)	(147)
Repayment of shareholder notes	-	93
Excess tax benefits from share-based payment arrangements	2	311
Purchase of treasury stock, at cost	(1,638)	(4,681)
Exercise of stock options	-	554
Net cash used in financing activities	(12,562)	(17,761)

Effect of exchange rate changes on cash and equivalents	583	1,689

NET INCREASE IN CASH AND EQUIVALENTS	5,917	9,553
CASH AND EQUIVALENTS, beginning of period	41,402	27,535
CASH AND EQUIVALENTS, end of period	$47,319	$37,088

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
	(Unaudited)		(Unaudited)
Non-GAAP Operating Income (1)
Operating income (loss), as reported	$9,477	$(1,223)	$33,076	$33,745
Restructuring costs	4,997	13,304	8,183	19,585
Excise and sales tax expense	-	-	439	-
Asset impairments	489	3,615	2,431	3,615
Net legal settlements and related expenses	83	51	275	212
Equity-based compensation	2,236	2,518	7,194	8,324
Acquisition-related costs	-	41	316	612
Amortization	1,681	2,515	5,839	8,272
Non-GAAP operating income	$18,963	$20,821	$57,753	$74,365

Non-GAAP Net Income from Continuing Operations (1)
Net income (loss) from continuing operations, as reported	$3,810	$(4,556)	$15,782	$15,217
Elimination of non-recurring tax adjustments	-	1,952	-	2,401
Unrealized gain on change in fair value of interest rate swaps	(175)	(531)	(847)	(1,939)
Restructuring costs	3,448	8,980	5,646	13,220
Excise and sales tax expense	-	-	303	-
Excise and sales tax interest	-	-	448	-
Asset impairments	337	2,440	1,677	2,440
Net legal settlements and related expenses	57	34	190	143
Equity-based compensation	1,543	1,700	4,964	5,619
Acquisition-related costs	-	28	218	413
Amortization	1,160	1,698	4,029	5,584
Non-recurring foreign exchange losses	205	-	205	-
Debt refinance costs	-	-	270	-
Non-GAAP net income from continuing operations	$10,385	$11,745	$32,885	$43,098

Non-GAAP Diluted EPS from Continuing Operations (1)
Diluted net income (loss) per share from continuing operations, as reported	$0.06	$(0.08)	$0.27	$0.26
Elimination of non-recurring tax adjustments	-	0.03	-	0.04
Unrealized gain on change in fair value of interest rate swaps	-	(0.01)	(0.01)	(0.03)
Restructuring costs	0.06	0.15	0.10	0.22
Excise and sales tax expense	-	-	0.01	-
Excise and sales tax interest	-	-	0.01	-
Asset impairments	0.01	0.04	0.03	0.04
Net legal settlements and related expenses	-	-	-	-
Equity-based compensation	0.03	0.03	0.08	0.09
Acquisition-related costs	-	-	-	0.01
Amortization	0.02	0.03	0.07	0.09
Non-recurring foreign exchange losses	-	-	-	-
Debt refinance costs	-	-	-	-
Non-GAAP diluted EPS from continuing operations	$0.18	$0.20	$0.56	$0.72

(1)

Management believes that presenting non-GAAP operating income, non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations provide useful information regarding underlying trends in the company's continuing operations. Management expects equity-based compensation and amortization expenses to be recurring costs and presents non-GAAP diluted EPS from continuing operations to exclude these non-cash items as well as non-recurring items that are unrelated to the company's ongoing operations, including tax adjustments, unrealized gain on change in fair value of interest rate swaps, restructuring costs, excise and sales tax expense and interest, asset impairments, net legal settlements and related expenses, acquisition-related costs, non-recurring foreign exchange losses and debt refinance costs. These non-cash and non-recurring items are presented net of taxes for non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP
CONSTANT CURRENCY ADJUSTMENTS AND ORGANIC GROWTH

Prior Year Quarter Constant Currency Adjustments (2)
			Impact of fluctuations
		Q3 - 10	in foreign currency	Q3 - 10
		(Constant currency)	exchange rates	(Actual)
		(Unaudited, in thousands, except per share data)

	Consolidated Net Revenues	$141,998	$256	$142,254
	North America Net Revenue	$88,580	$132	$88,712
	Europe Net Revenue	$26,785	$(1,520)	$25,265
	Asia Pacific Net Revenue	$26,633	$1,644	$28,277
	PGiMeet Solutions Revenue	$109,579	$(83)	$109,496
	Non-GAAP Operating Income	$18,863	$100	$18,963
	Non-GAAP Net Income from Continuing Operations	$10,691	$(306)	$10,385
	Non-GAAP Diluted EPS from Continuing Operations	$0.18	$-	$0.18

(2)

Management also presents these non-GAAP financial measures, as well as consolidated net revenues, segment net revenue and certain solutions revenue, on a constant currency basis compared to the same quarter in the previous year to exclude the effects of foreign currency exchange rates, which are not completely within management's control, in order to facilitate period-to-period comparison of the company's financial results without the distortion of these fluctuations. These constant currency adjustments convert current quarter results using prior period (Q3 - 09) average exchange rates.

Sequential Quarter Constant Currency Adjustments (3)
			Impact of fluctuations
		Q3 - 10	in foreign currency	Q3 - 10
		(Constant currency)	exchange rates	(Actual)
		(Unaudited, in thousands)

	Consolidated Net Revenues	$140,791	$1,463	$142,254

(3)

Management also presents consolidated net revenues on a constant currency basis compared to the prior quarter to exclude the effects of foreign currency exchange rates, which are not completely within management's control, in order to facilitate period-to-period comparison of the company's financial results without the distortion of these fluctuations. These constant currency adjustments convert current quarter results using prior period (Q2 - 10) average exchange rates.

Organic Growth (4)

			Impact of fluctuations		Organic		Organic net
		September 30,	in foreign currency	Impact of	net revenue	September 30,	revenue
		2009	exchange rates	acquisitions	growth	2010	growth rate
		(Unaudited, in thousands, except percentages)

	Consolidated Net Revenues, Three Months Ended	$148,002	$256	$-	$(6,004)	$142,254	-4.1%

	Consolidated Net Revenues, Nine Months Ended	$457,017	$6,196	$346	$(30,314)	$433,245	-6.6%

	PGiMeet Solutions Revenue, Three Months Ended	$111,404	$(83)	$-	$(1,825)	$109,496	-1.6%

	PGiMeet Solutions Revenue, Nine Months Ended	$345,973	$3,953	$346	$(17,344)	$332,928	-5.0%

(4)

Management defines "organic growth" as revenue changes excluding the impact of foreign currency exchange rate fluctuations and acquisitions made during the periods presented and presents this non-GAAP financial measure to exclude the effect of these items that are not completely within management's control, such as foreign currency exchange rate fluctuations, or do not reflect the company's ongoing core operations or underlying growth, such as acquisitions.

Appendix A
PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, in thousands, except per share data)

PRO FORMA CONTINUING OPERATIONS (Excludes PGiSend Business)

	Q3-2009	Q4-2009	Q1-2010	Q2-2010	Q3-2010

Net revenues	$111,404	$107,989	$112,495	$110,937	$109,497
Operating expenses:
Cost of revenues (exclusive of depreciation and amortization shown separately below)	45,092	42,958	44,075	45,356	44,834
Selling and marketing	28,152	29,646	32,968	28,791	28,502
General and administrative (exclusive of expenses shown separately below)	14,359	14,871	14,450	14,550	14,955
Research and development	3,092	2,796	3,577	3,358	3,660
Excise and sales tax expense	-	-	-	439	-
Depreciation	5,700	5,998	6,332	6,209	6,375
Amortization	2,486	2,357	2,238	1,874	1,658
Restructuring costs	5,466	2,280	232	1,851	4,824
Asset impairments	642	42	38	91	47
Net legal settlements and related expenses	9	182	339	41	35
Acquisition-related costs	41	-	174	142	-
Total operating expenses	105,039	101,130	104,423	102,702	104,890

Operating income	6,365	6,859	8,072	8,235	4,607

Other (expense) income:
Interest expense	(2,766)	(1,935)	(2,417)	(3,905)	(2,814)
Unrealized gain on change in fair value of interest rate swaps	786	494	484	490	254
Interest income	86	153	35	36	38
Other, net	(243)	114	10	74	(790)
Total other expense, net	(2,137)	(1,174)	(1,888)	(3,305)	(3,312)

Income from continuing operations before income taxes	4,228	5,685	6,184	4,930	1,295
Income tax expense	1,374	1,848	1,732	1,380	363
Net income from continuing operations	2,854	3,837	4,452	3,550	932

Income (loss) on discontinued operations, net of taxes	(15,470)	4,379	3,120	850	2,878

Net income (loss)	$(12,616)	$8,216	$7,572	$4,400	$3,810

BASIC WEIGHTED-AVERAGE SHARES OUTSTANDING	59,049	58,576	58,220	58,367	58,548

Basic net income (loss) per share
Continuing operations	$0.05	$0.07	$0.08	$0.06	$0.02
Discontinued operations	(0.26)	0.07	0.05	0.01	0.05
Net income (loss) per share	$(0.21)	$0.14	$0.13	$0.08	$0.07

DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING	59,564	58,880	58,535	58,774	58,898

Diluted net income (loss) per share
Continuing operations	$0.05	$0.07	$0.08	$0.06	$0.02
Discontinued operations	(0.26)	0.07	0.05	0.01	0.05
Net income (loss) per share	$(0.21)	$0.14	$0.13	$0.07	$0.06

The sum of the quarters may differ from annual results due to rounding and the impact of the difference in weighted shares outstanding for the stand-alone periods.

Appendix B
PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Unaudited, in thousands, except per share data)

PRO FORMA CONTINUING OPERATIONS (Excludes PGiSend Business)

	Q3-2009	Q4-2009	Q1-2010	Q2-2010	Q3-2010

Non-GAAP Operating Income (1)
Operating income, as reported	$6,365	$6,859	$8,072	$8,235	$4,607
Restructuring costs	5,466	2,280	232	1,851	4,824
Excise and sales tax expense	-	-	-	439	-
Asset impairments	642	42	38	91	47
Net legal settlements and related expenses	9	182	339	41	35
Equity-based compensation	2,468	2,372	2,603	2,217	2,158
Acquisition-related costs	41	-	174	142	-
Amortization	2,486	2,357	2,238	1,874	1,658
Non-GAAP operating income	$17,477	$14,092	$13,696	$14,890	$13,329

Non-GAAP Net Income from Continuing Operations (1)
Net income (loss) from continuing operations, as reported	$2,854	$3,837	$4,452	$3,550	$932
Elimination of tax adjustments	55	74	-	-	-
Unrealized gain on change in fair value of interest rate swaps	(541)	(340)	(348)	(353)	(183)
Restructuring costs	3,761	1,569	167	1,333	3,473
Excise and sales tax expense	-	-	-	316	-
Excise and sales tax interest	-	-	-	468	-
Asset impairments	442	29	27	66	34
Net legal settlements and related expenses	6	125	244	30	25
Equity-based compensation	1,698	1,632	1,874	1,596	1,554
Acquisition-related costs	28	-	125	102	-
Amortization	1,710	1,622	1,611	1,349	1,194
Non-recurring foreign exchange losses	-	-	-	-	214
Debt refinance costs	-	-	-	282	-
Non-GAAP net income from continuing operations	$10,013	$8,548	$8,152	$8,739	$7,243

Non-GAAP Diluted EPS from Continuing Operations (1)
Diluted net income (loss) per share from continuing operations, as reported	$0.05	$0.07	$0.08	$0.06	$0.02
Elimination of tax adjustments	-	-	-	-	-
Unrealized gain on change in fair value of interest rate swaps	(0.01)	(0.01)	(0.01)	(0.01)	-
Restructuring costs	0.06	0.03	-	0.02	0.06
Excise and sales tax expense	-	-	-	0.01	-
Excise and sales tax interest	-	-	-	0.01	-
Asset impairments	0.01	-	-	-	-
Net legal settlements and related expenses	-	-	-	-	-
Equity-based compensation	0.03	0.03	0.03	0.03	0.03
Acquisition-related costs	-	-	-	-	-
Amortization	0.03	0.03	0.03	0.02	0.02
Non-recurring foreign exchange losses	-	-	-	-	-
Debt refinance costs	-	-	-	-	-
Non-GAAP diluted EPS from continuing operations	$0.17	$0.15	$0.14	$0.15	$0.12

The sum of the quarters may differ from annual results due to rounding and the impact of the difference in weighted shares outstanding for the stand-alone periods.

(1)

Management believes that presenting non-GAAP operating income, non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations provide useful information regarding underlying trends in the company's continuing operations. Management expects equity-based compensation and amortization expenses to be recurring costs and presents non-GAAP diluted EPS from continuing operations to exclude these non-cash items as well as non-recurring items that are unrelated to the company's ongoing operations, including tax adjustments, unrealized gain on change in fair value of interest rate swaps, restructuring costs, excise and sales tax expense and interest, asset impairments, net legal settlements and related expenses, acquisition-related costs, non-recurring foreign exchange losses and debt refinance costs. These non-cash and non-recurring items are presented net of taxes for non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations.

CONTACT:
Premiere Global Services, Inc.
Sean O’Brien, 404-262-8462
Senior Vice President
Strategy & Communications